UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
__________________________________________

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

April 13, 2011
Date of Report (Date of earliest event reported)

    FOREST LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5438 (Commission File Number)	11-1798614 (IRS Employer Identification No.)

909 Third Avenue New York, New York (Address of principal executive offices)		10022-4731 (Zip Code)

(212) 421-7850
(Registrant's telephone number, including area code)

                                                None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 13, 2011, Forest Laboratories, Inc. (“the Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion on April 13, 2011, of its acquisition of Clinical Data, Inc. (“Clinical Data”) pursuant to the Agreement and Plan of Merger, dated as of February 22, 2011, as amended by Amendment No. 1, dated as of April 4, 2011, by and among Forest Laboratories, Inc. (“Forest”), FL Holding CV, an entity organized under the laws of the Netherlands and an indirect wholly-owned subsidiary of Forest, Magnolia Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Forest  and Clinical Data, a Delaware corporation.

This Current Report on Form 8-K/A (this “Amendment”) amends Items 9.01(a) and 9.01(b) of the Original 8-K by providing the historical consolidated financial statements of Clinical Data required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were not included in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited Consolidated Balance Sheet of Clinical Data as of March 31, 2011, and the related Consolidated Statements of Operations, Stockholders’ Equity and Cash Flows for the year ended March 31, 2011, and the notes thereto, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information
The unaudited pro forma condensed consolidated financial information of the Company as of and for the year ended March 31, 2011, is attached as Exhibit 99.2 to this Amendment and is incorporated herein by reference.

(c) Not Applicable.

(d) Exhibits
The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description
23	Consent of Independent Registered Public Accounting Firm.
99.1
Audited Consolidated Balance Sheet of Clinical Data as of March 31, 2011, and the related Consolidated Statements of Operations, Stockholders’ Equity and Cash Flows for the year ended March 31, 2011, and the notes thereto.

99.2	Unaudited pro forma condensed consolidated financial information of the Company as of and for the year ended March 31, 2011, giving effect to the Company’s combination with Clinical Data.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 24, 2011

Forest Laboratories, Inc.
(Registrant)

/s/ Francis I. Perier Jr.
Francis I. Perier, Jr.
Executive Vice President - Finance and Administration and
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
23	Consent of Independent Registered Public Accounting Firm.
99.1
Audited Consolidated Balance Sheet of Clinical Data as of March 31, 2011, and the related Consolidated Statements of Operations, Stockholders’ Equity and Cash Flows for the year ended March 31, 2011, and the notes thereto.

99.2	Unaudited pro forma condensed consolidated financial information of the Company as of and for the year ended March 31, 2011, giving effect to the Company’s combination with Clinical Data.